UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2019

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 30, 2019 (“Original Form 8-K”) by Farmers National Banc Corp. (the “Company”) to update Item 4.01, Change in Registrant’s Certifying Accountant, solely to file the letter from Crowe LLP, the Company’s former certifying accountant (“Crowe”), addressed to the Securities and Exchange Commission as to whether Crowe agrees with the statements made by the Company in the Original Form 8-K with respect to Crowe.

No other amendments to the Original Form 8-K are being made by this Amendment No. 1 and, except as specifically stated herein, the Original Form 8-K remains unchanged.

Item 4.01. Change in Registrant’s Certifying Accountant.

The Company provided Crowe with a copy of the Original Form 8-K. A letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth in the Original Form 8-K related to Crowe is filed as Exhibit 16.1 to this Amendment No. 1 to the Current Report on Form 8-K originally filed on January 30, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit Number	Description

16.1	Letter from Crowe LLP to the Securities and Exchange Commission dated January 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: February 4, 2019